UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
     4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of HMN Financial, Inc. (the “Company”) was held on April 25, 2017 at 10:00 a.m. (the “Annual Meeting”). On March 1, 2017, the record date for the Annual Meeting, there were 4,495,258 shares of common stock issued and outstanding. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

1.

The stockholders elected three directors, to serve until the conclusion of the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. The votes regarding this proposal were as follows:

Terms expiring in 2020:	For	Against	Abstain	Broker Non-Votes
Allen J. Berning	2,522,338.693	379,275.348	15,386.144	964,115.000
Bernard R. Nigon	2,709,545.361	192,249.594	15,205.230	964,115.000
Patricia S. Simmons	2,529,495.239	368,510.032	18,994.914	964,115.000

2.

The stockholders approved the advisory (non-binding) vote to approve the compensation of the Company’s executives as disclosed in the proxy statement. The votes regarding this proposal were as follows:

Votes for the proposal	2,351,356.362
Votes against the proposal	331,497.823
Votes abstaining	234,146.000
Broker Non-Votes	964,115.000

3. The stockholders approved the HMN Financial, Inc. 2017 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes for the proposal	2,463,101.366
Votes against the proposal	406,703.819
Votes abstaining	47,195.000
Broker Non-Votes	964,115.000

4.     The stockholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s      independent registered public accounting firm for 2017. The votes regarding this proposal were as      follows:

Votes for the proposal	3,850,988.003
Votes against the proposal	9,924.182
Votes abstaining	20,203.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HMN Financial, Inc.
                                   (Registrant)

Date: April 26, 2017                         /s/ Jon Eberle

__________________________________

                                   Jon Eberle
                                   Senior Vice President,
                                   Chief Financial Officer and
                                   Treasurer